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                                                                    Exhibit 10.4

March 18, 2004

Mr. John B. Benton
Mr. John A. MacAllister
Benton Consulting Partners
655 Deep Valley Drive
Suite 120
Rolling Hills Estates, CA 90274

Dear Jack and John,

Reference is to paragraph 2.2(e) of the Asset Purchase Agreement executed between eFunds Corporation ("Purchaser") and Benton Consulting Partners ("Seller") dated January 30, 2004. The following language is hereby appended to that citation:

"It is specifically agreed that for purposes of computation of the Voluntary Attrition Rate, any instance or instances of death or permanent disablement of the Acquired Work Force which may occur prior to the first anniversary or second anniversary of the Closing Date will not be considered as voluntary termination(s) of employment of Purchaser."

Sincerely,

/s/ Paul F. Walsh
Paul Walsh
Chief Executive Officer

APPROVED AS TO FORM
     LAW DEPT.

For Benton Consulting Partners

/s/ John B. Benton                                   /s/ John A. MacAllister
John B. Benton                                       John A. MacAllister
Seller                                               Seller